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                                                              Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Cannondale Corporation 1996 Stock Option
Plan our report dated August 9, 1996, with respect to the consolidated financial statements and schedule of Cannondale Corporation included in its Annual Report (Form 10-K) for the year ended June 29, 1996, filed with the Securities and Exchange Commission.


                                             /s/  Ernst & Young LLP


Stamford, Connecticut
November 22, 1996